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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 27, 2004

                    STEWART INFORMATION SERVICES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    DELAWARE                                                          74-1677330
(STATE OR OTHER                      1-12688                    (I.R.S. EMPLOYER
 JURISDICTION)                (COMMISSION FILE NO.)          IDENTIFICATION NO.)

                    1980 Post Oak Blvd, Houston, Texas 77056
               (Address Of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1 Press release of Stewart Information Services Corporation dated October 27, 2004, reporting financial results for the three and nine months ended September 30, 2004

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      A press release issued by Stewart Information Services Corporation on October 27, 2004 regarding financial results for the nine months ended September 30, 2004 is attached hereto as Exhibit 99.1, and the first paragraph and second paragraphs thereof and the financial tables therein are incorporated herein by reference. This information is not deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 STEWART INFORMATION SERVICES CORPORATION
                                  (Registrant)

                                 By: /S/  Max Crisp
                                     -------------------------------------------
                                     (Max Crisp, Executive Vice President,
                                     Secretary-Treasurer, Director and Principal
                                     Financial and Accounting Officer)

Date: October 27, 2004